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CUSIP No.  67612W108

                        AGREEMENT CONCERNING JOINT FILING
                       OF AMENDMENT NO. 4 TO SCHEDULE 13D

         The undersigned agree as follows:

         (i) each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

         (ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

         Dated: December 27, 2005
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                                         V. PREM WATSA

                                         /s/  V. Prem Watsa
                                        ----------------------------------------

                                         1109519 ONTARIO LIMITED

                                      By:  /s/  V. Prem Watsa
                                         ---------------------------------------
                                         Name:   V. Prem Watsa
                                         Title:  President


                                         THE SIXTY TWO INVESTMENT
                                         COMPANY LIMITED

                                      By: /s/  V. Prem Watsa
                                         ---------------------------------------
                                         Name:   V. Prem Watsa
                                         Title:  President


                                         810679 ONTARIO LIMITED

                                      By:  /s/  V. Prem Watsa
                                          --------------------------------------
                                          Name:   V. Prem Watsa
                                          Title:  President


                                          FAIRFAX FINANCIAL HOLDINGS LIMITED

                                       By: /s/  Eric P. Salsberg
                                          --------------------------------------
                                          Name:   Eric P. Salsberg
                                          Title:  Vice President,
                                          Corporate Affairs
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                                          FFHL GROUP LTD.

                                       By:  /s/  Eric P. Salsberg
                                          --------------------------------------
                                          Name:   Eric P. Salsberg
                                          Title:  Vice President


                                          FAIRFAX INC.

                                       By:  /s/  Eric P. Salsberg
                                          --------------------------------------
                                          Name:   Eric P. Salsberg
                                          Title:  Vice President



                                         FAIRFAX FINANCIAL (US) LLC.

                                      By:  /s/  Bradley P. Martin
                                         ---------------------------------------
                                         Name:   Bradley P. Martin
                                         Title:  Vice President


                                         TIG HOLDINGS, INC.

                                      By: /s/  Michael J. Sluka
                                         ---------------------------------------
                                         Name:  Michael J. Sluka
                                         Title: Senior Vice
                                                President, Chief Financial
                                                Officer and Treasurer
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                                         TIG INSURANCE GROUP, INC.

                                      By: /s/  Michael J. Sluka
                                         ---------------------------------------
                                         Name:  Michael J. Sluka
                                         Title: Senior Vice President, Chief
                                                Financial Officer and Treasurer


                                         TIG INSURANCE COMPANY

                                      By: /s/  Michael J. Sluka
                                         ---------------------------------------
                                         Name:   Michael J. Sluka
                                         Title:  Senior Vice President, Chief
                                                 Financial Officer and Treasurer


                                         ORH HOLDINGS INC.

                                      By:  /s/  Eric P. Salsberg
                                         ---------------------------------------
                                         Name:   Eric P. Salsberg
                                         Title:  Vice President


                                         UNITED STATES FIRE INSURANCE COMPANY

                                      By:  /s/  Carol Ann Soos
                                         ---------------------------------------
                                         Name:   Carol Ann Soos
                                         Title:  Vice President